UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

MOGUL ENERGY INTERNATIONAL, INC.
(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

Common Stock, Par Value $0.001

2)	Aggregate number of securities to which transaction applies:

57,505,987

3)            Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):________________

4)	Proposed maximum aggregate value of transaction:_________

5)	Total fee paid:_______________________________________

☐	Fee paid previously with preliminary materials.

☐            Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:______________________________

2)	Form, Schedule or Registration Statement No.:_____________

3)	Filing Party:________________________________________

4)	Date Filed:_________________________________________

Mogul Energy International, Inc.
2500 Wilcrest Drive, Suite 405
Houston, Texas 77042
(713) 784-2446

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Dear Shareholder:

You are cordially invited to attend a Special Meeting of Shareholders of Mogul Energy International, Inc. The meeting will be held at [9:00 am], on [Wednesday, February 15], 2011, at 2500 Wilcrest Drive, Suite 405, Houston, Texas 77042. Please note that attendance at the Special Meeting will be limited to shareholders of record at the close of business on [January 4], 2012, and to guests of the Company.

Enclosed are the official notice of this meeting, a proxy statement and a form of proxy.

Your vote is very important, regardless of the number of shares of our voting securities that you own. Please note that brokers cannot vote your shares in director elections without your voting instructions. Please submit your proxy or attend the meeting and vote in person so your vote will be counted. Shareholders who do not expect to attend the Special Meeting in person may submit their ballot to the Management of the Company at 2500 Wilcrest Drive, Suite 405, Houston, Texas 77042.

To vote your shares, you may use the enclosed proxy card or attend the meeting and vote in person. If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the meeting.

On behalf of the Board of Directors, I urge you to complete, sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the meeting in person.

We look forward to seeing you at the meeting.

Sincerely yours,

/s/ Naeem Tyab
Naeem Tyab
Chairman of the Board

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE SHAREHOLDER MEETING TO BE HELD ON FEBRUARY 15, 2012:

Our Official Notice of Special Meeting of Shareholders and Proxy Statement are available at:

[]

Mogul Energy International, Inc.
2500 Wilcrest Drive, Suite 405
Houston, Texas 77042
(713) 784-2446

__________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held February 15, 2012
_________________________

To the Shareholders of Mogul Energy International, Inc.:

The Special Meeting of Shareholders of Mogul Energy International, Inc., a Delaware corporation (the “Company”), will be held at the Company’s principal executive office at 2500 Wilcrest Drive, Suite 405, Houston, Texas 77042, on [Wednesday], [February 15], 2012, at [9:00 am], for the following purposes:

1.             To consider and vote upon a proposal to amend the Company’s Certificate of Incorporation to effect a 1-for-5 reverse split of the issued and outstanding shares of the Company’s Common Stock;

2.             To transact such other business as may properly come before the Special Meeting and any adjournment or postponement of the Special Meeting.

Shareholders should refer to the Proxy Statement accompanying this notice for more detailed information with respect to the matters to be considered at the Special Meeting. After careful consideration, the Board of Directors recommends a vote FOR authorizing the Board of Directors to execute a reverse stock split of the Company’s common stock on the basis of one-for-five and a vote FOR transacting any and all other business that may properly come before the Special Meeting or any adjournment(s) thereof.

The Board of Directors has fixed the close of business on [January 4], 2012, as the record date (the “Record Date”). Only holders of record of shares of our common stock as of the Record Date are entitled to receive notice of the Special Meeting and to vote at the Special Meeting or at any postponement(s) or adjournment(s) of the Special Meeting. A complete list of registered Shareholders entitled to vote at the Special Meeting will be available for inspection at the office of the Company during regular business hours for the 10 calendar days prior to and during the Special Meeting.

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT.

If your shares are registered in your name, even if you plan to attend the Special Meeting or any postponement or adjournment of the Special Meeting in person, we request that you complete, date, sign and mail the enclosed form of proxy in accordance with the instructions set out in the form of proxy and in the proxy statement to ensure that your shares will be represented at the Special Meeting.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the Special Meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the Special Meeting.

By Order of the Board of Directors

/s/ Naeem Tyab
Naeem Tyab
Chairman of the Board

Houston, Texas
[], 2012

Mogul Energy International, Inc.
2500 Wilcrest Drive, Suite 405
Houston, Texas 77042
(713) 784-2446

________________

PROXY STATEMENT FOR THE SPECIAL MEETING OF SHAREHOLDERS
To Be Held February 15, 2011
________________

Unless the context otherwise requires, references in this Proxy Statement to “we,” “us,” “our,” the “Company,” or “Mogul” refer to Mogul Energy International, Inc., a Delaware corporation. In addition, unless the context otherwise requires, references to “Shareholders” are to the holders of our voting securities, which consist of our common stock, par value $0.0001 per share.

The accompanying proxy is solicited by the Board of Directors (the “Board of Directors”) on behalf of Mogul Energy International, Inc., a Delaware, corporation, to be voted at the Special Meeting of Shareholders of the Company (the “Special Meeting”) to be held on [February 15], 2011, at the time and place and for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders and at any adjournment(s) or postponement(s) of the Special Meeting. This proxy statement (the “Proxy Statement”) and accompanying form of proxy are dated [], 2012, and are expected to be first sent or given to Shareholders on or about [], 2012.

The executive offices of the Company are located at, and the mailing address of the Company is, 2500 Wilcrest Drive, Suite 405, Houston, Texas 77042.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE SPECIAL MEETING TO BE HELD ON FEBRUARY 15, 2011:

Our official Notice of Special Meeting of Shareholders and Proxy Statement are available at:

[]

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING, THE PROXY MATERIALS AND VOTING

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” If you are a street name holder, you must obtain a proxy from your broker or nominee in order to vote your shares in person at the Special Meeting.

What is a proxy statement?

A proxy statement is a document that regulations of the Securities and Exchange Commission (the “SEC”) require that we give to you when we ask you to sign a proxy card to vote your stock at the Special Meeting.

What is the purpose of the Special Meeting?

At the Special Meeting, shareholders will act upon the matters outlined in the Notice, including the following:

1.             Authorization of the Board of Directors to execute a reverse stock split of the Company’s common stock on the basis of one-for-five (the “Reverse Stock Split”);

2.             Transaction of any and all other business that may properly come before the Special Meeting or any adjournment(s) thereof.

The Board of Directors is not currently aware of any other business that will be brought before the Special Meeting.

What is “householding” and how does it affect me?

With respect to eligible shareholders who share a single address, we may send only one Proxy Statement to that address unless we receive instructions to the contrary from any shareholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a shareholder of record residing at such address wishes to receive a separate Proxy Statement in the future, he or she may contact the Company by sending communications to our executive offices at 2500 Wilcrest Drive, Suite 405, Houston, Texas 77042, or by calling (713) 784-2446 and asking for Investor Relations. Eligible shareholders of record receiving multiple copies of our Proxy Statement can request householding by contacting us in the same manner. Shareholders who own shares through a bank, broker or other nominee can request householding by contacting the nominee.

We hereby undertake to deliver promptly, upon written or oral request, a copy of the Proxy Statement to a shareholder at a shared address to which a single copy of the document was delivered. Requests should be directed to Investor Relations at the address or phone number set forth above.

SEC rules permit companies to send you a notice that proxy information is available on the Internet, instead of mailing you a complete set of materials. In the future, the Company may choose to distribute proxy information in this manner.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a shareholder of record and hold shares in a brokerage account, you will receive a proxy card for shares held in your name and a voting instruction card for shares held in street name. Please complete, sign, date and return each proxy card and voting instruction card that you receive to ensure that all your shares are voted.

What is the record date and what does it mean?

The record date to determine the shareholders entitled to notice of and to vote at the Special Meeting is the close of business on [January 4], 2012. The Record Date is established by the Board of Directors as required by Delaware law. The Record Date will also be used to determine the shareholders eligible to exchange their shares pursuant to the Reverse Stock Split. On the Record Date, [] shares of common stock were issued and outstanding.

Who is entitled to vote at the Special Meeting?

Holders of common stock at the close of business on the Record Date may vote at the Special Meeting.

What are the voting rights of the shareholders?

Each holder of common stock is entitled to one vote per share of common stock on all matters to be acted upon at the Special Meeting.

The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast at the Special Meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Special Meeting, the shareholders entitled to vote at the Special Meeting, present in person or by proxy, may adjourn the Special Meeting from time to time without notice or other announcement until a quorum is present or represented.

What is the difference between a shareholder of record and a “street name” holder?

If your shares are registered directly in your name with Holladay Stock Transfer, Inc., our stock transfer agent, you are considered the shareholder of record with respect to those shares. The Proxy Statement and proxy card have been sent directly to you by the Company.

If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” The Proxy Statement and proxy card have been forwarded to you by your nominee. As a beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions they included in the mailing or by following their instructions for voting.

What is a broker non-vote?

A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. In the absence of specific instructions from you, due to recent regulatory changes, your broker does not have discretionary authority to vote your shares with respect to the Reverse Stock Split (Proposal 1).

Why am I receiving these materials?

We have sent you these proxy materials because the Board of Directors of Mogul Energy International, Inc. is soliciting your proxy to vote at a Special Meeting of Shareholders. According to our records, you were a shareholder of the Company as of the end of business on [January 4], 2012.

You are invited to attend the Special Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card to the Company.

The Company intends to mail these proxy materials on or about [], 2012, to all shareholders of record on [], 2012, entitled to vote at the Special Meeting.

How do I vote my shares?

If you are a record holder, you may vote your voting securities at the Special Meeting in person or by proxy. To vote in person, you must attend the Special Meeting and obtain and submit a ballot. The ballot will be provided at the Special Meeting. To vote by proxy, you must mark, sign, date and promptly return the enclosed proxy card in the postage-paid envelope.

The proxy card is simple to complete, with specific instructions on the card. By completing and submitting it, you will direct the designated persons (known as a “proxy”) to vote your stock at the Special Meeting in accordance with your instructions. The Board of Directors has appointed Mr. Naeem Tyab, to serve as the proxy for the Special Meeting.

Your proxy card will be valid only if you sign, date and return it before the Special Meeting. If you complete the entire proxy card except one or more of the voting instructions, then the designated proxy will vote your shares “FOR” each proposal as to which you provide no voting instructions. We do not anticipate that any other matters will come before the Special Meeting, but if any other matters properly come before the meeting, then the designated proxy will vote your shares in accordance with applicable law and their judgment.

If you hold your shares in “street name,” your bank, broker or other nominee should provide to you a request for voting instructions along with the Company’s proxy solicitation materials. By completing the voting instruction card, you may direct your nominee how to vote your shares. If you complete the voting instruction card except one or more of the voting instructions, then your broker may be unable to vote your shares with respect to the proposal as to which you provide no voting instructions. See “What is a broker non-vote?” Alternatively, if you want to vote your shares in person at the Special Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a shareholder is not the same as a nominee issued proxy. If you fail to bring a nominee-issued proxy to the Special Meeting, you will not be able to vote your nominee-held shares in person at the Special Meeting.

Even if you currently plan to attend the Special Meeting, we recommend that you also return your proxy card or voting instructions as described above so that your votes will be counted if you later decide not to attend the Special Meeting or are unable to attend.

When and where is the Special Meeting being held?

The Special Meeting will be held at [9:00 am] on February 15, 2012, at 2500 Wilcrest Drive, Suite 405, Houston, Texas 77042.

Can I view these proxy materials over the Internet?

Yes. The Notice of Meeting, this Proxy Statement and accompanying proxy are available at:

[]

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the Record Date.

What are my choices when voting?

You may vote for the proposal, against the proposal, or abstain from voting on the proposal.

What are the Board of Directors’ recommendations on how I should vote my shares?

The Board of Directors recommends that you vote your shares as follows:

Proposal 1—	FOR the authorization of the Reverse Stock Split.

Proposal 2—	FOR the transaction of any and all other business that may properly come before the Special Meeting or any adjournment(s) thereof.

What if I do not specify how I want my shares voted?

If you are a record holder who returns a completed proxy card that does not specify how you want to vote your shares on one or more proposals, the proxy will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted in the following manner:

Proposal 1—	FOR the authorization of the Reverse Stock Split.

Proposal 2—	FOR the transaction of any and all other business that may properly come before the Special Meeting or any adjournment(s) thereof.

How are abstentions and broker non-votes treated?

Abstentions are included in the determination of the number of shares present at the Special Meeting for determining a quorum at the meeting. Abstentions will have no effect upon the approval of the proposals presented in this Proxy Statement.

Broker non-votes are included in the determination of the number of shares present at the Special Meeting for determining a quorum at the meeting. Broker non-votes will have no effect on the authorization of the one-for-five reverse stock split (Proposal 1).

What is a quorum for purposes of conducting the Special Meeting?

The presence, in person or by proxy, of the holders of a majority of the issued and outstanding common stock entitled to vote at the meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Special Meeting, the shareholders entitled to vote thereat, present in person or by proxy, may adjourn the Special Meeting from time to time without notice or other announcement until a quorum is present or represented. Assuming the presence of a quorum, the affirmative vote of a plurality of votes cast is required for the election of the nominee for director. A majority of the votes represented and entitled to vote at the Special Meeting will be required for the approval of all other matters to be voted upon. Abstentions and broker non-votes will each be counted towards the presence of a quorum, but (i) will not be counted as votes cast and, accordingly, will have no effect on the plurality vote required for the election of directors, and (ii) will be counted as votes represented at the Special Meeting and, accordingly, will have the effect of a vote “against” all other matters to be acted upon.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Special Meeting?

No. None of our shareholders have any dissenters’ or appraisal rights with respect to the matters to be voted on at the Special Meeting.

Is this Proxy Statement the only way that proxies are being solicited?

No. In addition to the solicitation of proxies by use of the mail, officers and employees of the Company may solicit the return of proxies, either by mail, telephone, fax, email or through personal contact. These officers and employees will not receive additional compensation for their efforts but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the common stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of common stock.

Are there any other matters to be acted upon at the Special Meeting?

Management does not intend to present any business at the Special Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the shareholders properly come before the Special Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Where can I find voting results?

Preliminary voting results will be announced at the Special Meeting. The Company expects to publish the voting results in a current report on Form 8-K, which it expects to file with the SEC within four business days following the Special Meeting.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies but may be reimbursed for out-of-pocket expenses incurred in connection with the solicitation. We will also reimburse brokerage firms, banks and other agents for their reasonable out-of-pocket expenses incurred in forwarding proxy materials to beneficial owners.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy card with a later date.
•	You may send a timely written notice that you are revoking your proxy to the Company at 2500 Wilcrest Drive, Suite 405, Houston, Texas 77042, Attn: President and Chief Executive Officer.
•	You may attend the Special Meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have any questions, or need additional material, please contact (713) 784-2446.

PROPOSAL NO. 1

AUTHORIZE THE BOARD OF DIRECTORS TO
EFFECT A ONE-FOR-FIVE REVERSE STOCK SPLIT

Our Board of Directors has determined it is in the Company’s best interest to execute a reverse stock split of the Company’s common stock on the basis of one-for-five.

A copy of the form of the Certificate of Amendment to the Corporation’s Certificate of Incorporation to effect the amendment contemplated by Proposal No. 1 is set forth on Appendix A hereto. The Company current Certificate of Incorporation is incorporated herein by reference to Exhibit 3.1 to the Company’s Registration Statement on Form SB-2, filed on November 17, 2006. Upon the effectiveness of the filing of the Certificate of Amendment to the Company’s Certificate of Incorporation, a reverse stock split of the Common Stock will be effected to combine the shares of the Common Stock at a ratio of one-for-five (1-for-5).

The Reverse Stock Split will reduce the number of issued and outstanding shares of our common stock and will effectively increase the number of authorized and unissued shares of our common stock available for future issuance.

Each five shares of Common Stock outstanding at the effective date of the Reverse Stock Split (the “Effective Date”) will automatically become one share of common stock, with all fractional shares being rounded up to the nearest whole share. The table below sets forth, as of the Record Date and as of the Effective Date, the following information both before and after the proposed Reverse Stock Split:

•	the number of shares of common stock issued and outstanding; and
•	the number of authorized but unissued and unreserved shares of common stock.

	Capital Structure (As of Record Date)	Capital Structure after Reverse Stock Split (On Effective Date)
Issued and outstanding Common Stock	57,505,987	11,501,197 (1)
Issued and outstanding Preferred Stock	-0-	-0-
Authorized but unissued Common Stock	42,494,013	88,498,803 (2)

(1) Approximate number of shares of Common Stock issued and outstanding after the Reverse Stock Split, subject to increase for rounding up of fractional shares.
(2) Approximate number of shares of Common Stock authorized but unissued and reserved after the Reverse Stock Split, subject to decrease for rounding up of fractional shares.

Reasons for the Reverse Stock Split. The Board authorized the Reverse Stock Split with a view to increasing the per share trading price of the Common Stock. Other reasons include:

•
Increase in Eligible Investors. A Reverse Stock Split could allow a broader range of institutions to invest in the Corporation’s stock (namely, funds that are prohibited from buying stocks with a price below a certain threshold), potentially increasing trading volume and liquidity of the Common Stock.

•
Increased Analyst and Broker Interest. A Reverse Stock Split could increase analyst and broker interest in the Corporation’s stock as their policies can discourage or prohibit them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have adopted internal policies and practices that either prohibit or discourage them from investing in such stocks or recommending them to their customers. Some of those policies and practices may also function to make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on transactions in low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of the Common Stock can result in individual Stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.

Effects of the Reverse Stock Split.

•
Reduction of Shares Held by Individual Stockholders. After the effective date of the proposed Reverse Stock Split, each stockholder will own fewer shares of Common Stock. However, the proposed Reverse Stock Split will affect all Stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Corporation, except to the extent that the reverse split results in any Stockholders receiving cash in lieu of fractional shares as described below. Proportionate voting rights and other rights of the Stockholders will not be affected by the proposed Reverse Stock Split (other than as a result of the payment of cash in lieu of fractional shares). For example, a holder of 2% of the voting power of the outstanding shares of Common Stock immediately prior to the Reverse Stock Split would continue to hold 2% of the voting power of the outstanding shares of Common Stock immediately after the Reverse Stock Split (subject to the rounding up of fractional shares). The number of Stockholders of record will not be affected by the Reverse Stock Split. However, if the Reverse Stock Split is implemented, it will increase the number of Stockholders who own “odd lots” of less than 100 shares of the Common Stock. Brokerage commissions and other costs of transactions in odd lots may be higher than the costs of transactions of more than 100 shares of Common Stock.

•	Reduction in Total Outstanding Shares. The proposed Reverse Stock Split will reduce the total number of outstanding shares of Common Stock by four-fifths (see the table above).

•
Change in Number and Exercise Price of Employee and Outstanding Equity Awards. The proposed Reverse Stock Split will reduce the number of shares of Common Stock available for issuance under the Company’s 2007 Stock Incentive Plan (the “Plan”) by four fifths (after the Effective Date there will be 800,000 shares of Common Stock eligible for issuance under the Plan as opposed to the 4,000,000 shares of Common Stock available for issuance under the Plan prior to the Effective Date). Under the terms of the Company’s outstanding equity awards, the Reverse Stock Split would cause a reduction in the number of shares of Common Stock issuable upon exercise or vesting of such awards in proportion to the exchange ratio of the Reverse Stock Split and would cause a proportionate increase in the exercise price of such awards to the extent they are stock options. The number of shares of Common Stock issuable upon exercise or vesting of outstanding equity awards will be rounded to the nearest whole share and no cash payment will be made in respect of such rounding.

•
No Going Private Transaction. Notwithstanding the decrease in the number of outstanding shares following the proposed Reverse Stock Split, the Board does not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

•
The Proposed Reverse Stock Split May Not Increase the Corporation’s Stock Price over the Long-Term, Which Would Prevent the Corporation From Realizing Some of the Anticipated Benefits of the Reverse Stock Split. The Board expects that a Reverse Stock Split of the Common Stock will likely increase the market price of the Common Stock immediately following the Reverse Stock Split. However, the effect of a reverse stock split upon the market price of the Common Stock cannot be predicted with any certainty, and the history of similar stock split combinations for companies in like circumstances is varied. It is possible that the per share price of the Common Stock after the Reverse Stock Split will not rise in proportion to the reduction in the number of shares of Common Stock outstanding resulting from the Reverse Stock Split. The market price of the Common Stock may be affected by other factors which may be unrelated to the number of shares outstanding, including the Company’s future performance.

•
The Proposed Reverse Stock Split May Decrease the Liquidity of the Company’s Stock. The liquidity of the Common Stock may be harmed by the proposed Reverse Stock Split given the reduced number of shares that would be outstanding after the Reverse Stock Split, particularly if the stock price does not increase as a result of the Reverse Stock Split.

On the Effective Date, five shares of common stock will automatically be combined and changed into one share of common stock. No additional action on our part or any shareholder will be required in order to effect the Reverse Stock Split. Certificates that represent pre-Reverse Stock Split shares will automatically, and without any action on the part of any person, represent one-fifth of such pre-Reverse Stock Split shares, subject to rounding for fractional shares, following the Effective Date. The record date for determining shareholders eligible to exchange their shares under the Reverse Stock Split has been set as of the close of business on [January 4], 2012.

No fractional shares of post-Reverse Stock Split common stock will be issued to any shareholder. Accordingly, shareholders of record who would otherwise be entitled to receive fractional shares of post-Reverse Stock Split common stock, will, upon surrender of their certificates representing shares of pre-Reverse Stock Split common stock, receive a full share of our common stock regardless of the size of the fractional share.

We will obtain a new CUSIP number for our common stock prior to the Reverse Stock Split. Following the effectiveness of the Reverse Stock Split, every five shares of common stock presently outstanding, without any action on the part of the shareholder, will represent one share of common stock. Subject to the provisions for elimination of fractional shares, as described above, consummation of the Reverse Stock Split will not result in a change in the relative equity position or voting power of the holders of common stock.

The Company does not currently have any plans, arrangements or understandings with respect to the increased number of authorized but unissued and unreserved shares of common stock that will be available following the proposed Reverse Stock Split.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES
OF THE REVERSE STOCK SPLIT

The Company has not sought, and will not seek, a ruling from the U.S. Internal Revenue Service regarding the U.S. federal income tax consequences of the Reverse Stock Split. The following summary does not address the tax consequences of the Reverse Stock Split under foreign, state, or local tax laws. Accordingly, each holder of our Common Stock should consult his, her or its tax advisor with respect to the particular tax consequences of the Reverse Stock Split to such holder.

The following discussion is a summary of certain U.S. federal income tax consequences of the Reverse Stock Split to the Company for U.S. federal income tax purposes. This discussion is based on laws, regulations, rulings and decisions in effect on the date hereof, all of which are subject to change (possibly with retroactive effect) and to differing interpretations.

IRS Circular 230 Disclosure: To ensure compliance with requirements imposed by the U.S. Internal Revenue Service, we inform you that any tax advice contained in this Proxy Statement was not intended or written to be used, and cannot be used, by any taxpayer for the purpose of avoiding tax-related penalties under the Code. The tax advice contained in this proxy statement was written to support the promotion or marketing of the transactions and matters addressed by the proxy statement. Each taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

The combination of five shares of pre-Reverse Stock Split common stock into one share of post-Reverse Stock Split common stock should be a tax-free transaction under the Internal Revenue Code of 1986, as amended, and the holding period and tax basis of the pre-Reverse Stock Split common stock will be transferred to the post-Reverse Stock Split common stock.

This discussion should not be considered as tax or investment advice, and the tax consequences of the Reverse Stock Split may not be the same for all Shareholders. Shareholders should consult their own tax advisors to know their individual Federal, state, local and foreign tax consequences.

The affirmative vote of a majority of the votes cast by shareholders present in person or represented by proxy and entitled to vote at the Special Meeting will be required to effect the Reverse Stock Split. Once approved, the Company will file the necessary paperwork with the State of Delaware, the SEC and FINRA to effect the Reverse Stock Split. The Company anticipates effecting the Reverse Stock Split on February [27], 2012, subject to regulatory approval.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF AUTHORIZING THE BOARD OF DIRECTORS
TO EFFECT A ONE-FOR-FIVE REVERSE STOCK SPLIT

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

If you are a beneficial owner, but not the record holder, of Company shares, your broker, bank or other nominee may deliver only one copy of this Proxy Statement and the annual report to multiple shareholders who share an address unless that nominee or the Company has received contrary instructions from one or more of the shareholders. We will deliver promptly, upon written or oral request, a separate copy of this Proxy Statement at a shared address to which a single copy of the document was delivered. A shareholder who wishes to receive a separate copy of our proxy statements and annual reports, now or in the future, should submit a written request to the Company at 2500 Wilcrest Drive, Suite 405, Houston, Texas 77042. Beneficial owners sharing an address who are receiving multiple copies of proxy materials and annual reports and wish to receive a single copy of such materials in the future will need to contact their broker, bank or other nominee to request that only a single copy of each document be mailed to all shareholders at the shared address in the future.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

The Company will provide to each person to whom a Proxy Statement is delivered a copy of any or all of the information that has been incorporated by reference in the Proxy Statement, but not delivered with the Proxy Statement. We will provide this information upon written or oral request at no cost to the requester.

Contact us at:
Mogul Energy International, Inc.
2500 Wilcrest Drive, Suite 405
Houston, Texas 77042
(713) 784-2446

You may read and copy all or any portion of the Proxy Statement or any other information, which we filed at the SEC’s public reference rooms in Washington, D.C., New York City and Chicago, Illinois. The address for the SEC’s public reference room in Washington, D.C. is U.S. Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549. You may request copies of these documents, upon payment of a duplicating filing fee, by writing to the SEC. Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the operation of the public reference rooms. Our SEC filings are also available to you free of charge at the SEC’s web site at http://www.sec.gov.

Date: [], 2012

[Missing Graphic Reference]

Mogul Energy International, Inc.
2500 Wilcrest Drive, Suite 405
Houston, Texas 77042
(713) 784-2446

PROXY FOR
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON FEBRUARY 15, 2012

This proxy is solicited on behalf of the Board of Directors of Mogul Energy International, Inc.

The undersigned, a stockholder of Mogul Energy International, Inc. (the “Company”) hereby constitutes and appoints Mr. Naeem Tyab the attorney, agent and proxy of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to vote and act with respect to all of shares of the common stock of the Company standing in name of the undersigned or in respect of which the undersigned is entitled to vote, with all powers of the undersigned would process if personally present at such meeting upon the following matters, and otherwise in his discretion:

		FOR	AGAINST	ABSTENTION

ITEM 1	To effect a 1-for-5 reverse stock split.	☐	☐	☐

ITEM 2.	To transact any such other business as may properly come before the meeting or an adjournment (s) therefore.	☐	☐	☐

If no direction is indicated, this proxy will be voted in the discretion of the proxy holder. Please date, sign and print your name on this proxy exactly as your name appears on your stock certificate and return immediately to the address printed above.

DATED:_______________________________ NO. OF SHARES:_______________________	SIGNATURE:_____________________________ PRINT NAME:____________________________

APPENDIX A

CERTIFICATE OF AMENDMENT
TO THE
CERTIFICATE OF INCORPORATION
OF
MOGUL ENERGY INTERNATIONAL, INC.

Pursuant to Section 242 of
the General Corporation Law of the
State of Delaware

MOGUL ENERGY INTERNATIONAL, INC., a corporation organized under the laws of the State of Delaware (the “Company”), does hereby certify as follows:

FIRST: Each five (5) shares of the Common Stock issued and outstanding on the effective date of this Certificate of Amendment shall automatically be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock, without any action by the holder thereof, subject to the treatment of fractional interests as described below (the “Reverse Stock Split”). No certificates representing fractional shares of Common Stock shall be issued in connection with the Reverse Stock Split; all fractional shares shall be rounded up to the nearest whole share. Each certificate that prior to such combination represented shares of Common Stock (“Old Certificates”) shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined. The record date for determining shareholders eligible to exchange their Old Certificates pursuant to the Reverse Stock Split has been set as of January 4, 2012.

SECOND: This Certificate of Amendment was adopted by the approval of the stockholders of the Company at a special meeting of the stockholders held [February 15], 2012, in accordance with the provisions of Sections 211 and 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Company has caused this Certificate of Amendment to be duly executed this [] day of [], 2012.

MOGUL ENERGY INTERNATIONAL, INC.

By:
Name:	Timothy J. Turner
Title:	President and Chief Executive Officer